Exhibit 10.14(f)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract Amendment No. 5

to the

Development and Supply Agreement as of May 29, 2008

by and between

ViewRay Incorporated,

with its registered seat in Oakwood Village, OH, USA

— hereinafter referred to as “Viewray” —

and

Siemens AG

Healthcare Sector

— hereinafter referred to as “Siemens” —

— VIEWRAY and Siemens hereinafter referred to individually

as “Party” or collectively as “Parties” —

Preamble

The Parties have signed a Development and Supply Agreement on May 29, 2008, as amended (the “2008 Agreement”) with the intention to collaborate in the development of combining MR imaging and gamma radiotherapy. In this Contract Amendment No. 5, the Parties agree to make certain amendments to the 2008 Agreement as described below.

Agreement

Article 1. Amendment to Article 1.1 of Annex 2 in Appendix 2

The first three sentences of Article 1.1 of Annex 2 in Appendix 2 of the 2008 Agreement (the Supply Agreement) are hereby amended to read in full as follows:

“1.1 SELLER will provide BUYER with a list of COMPONENTS, with their part number and part description, in a form similar to the following list.

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The components in the list may be updated from time to time with respect to model numbers, SELLER shall notify the BUYER of any changes. BUYER is also allowed to request of SELLER to add other items onto the list, BUYER’S consent will not be unreasonably withheld.

The prices for COMPONENTS shall be [***] (Incoterms 2000) including packaging. The valid prices for COMPONENTS shall be communicated separately by the SELLER to the BUYER on or before the Effective Date of this Contract Amendment No. 5. The SELLER shall inform the BUYER giving at least [***] notice about price changes with new pricing becoming effective only after such notice period.”

The Table at the end of Article 1.1 is deleted and replaced with a list of COMPONENTS, which will be provided on or before the Effective Date of this Contract Amendment No. 5.

Article 2. Amendment to Article 1.2 of Annex 2 in Appendix 2

Article 1.2 of Annex 2 in Appendix 2 of the 2008 Agreement (the Supply Agreement) is hereby amended to read in full as follows:

“1.2 The price shall be net, fixed in US $. Any fiscal charges, taxes, etc., that arise shall be listed separately.”

Article 3. Duration:

This Contract Amendment No. 5 shall take effect on the date it is signed by both Parties.

Article 4. Miscellaneous:

4.1 Except to the extent expressly amended by this Contract Amendment No. 5, all of the clauses and conditions of the 2008 Agreement shall remain unaffected. The term “Agreement”, as used in the 2008 Agreement, shall henceforth be deemed to be a reference to the 2008 Agreement as amended by this Contract Amendment No. 5.

4.2 This Contract Amendment No. 5 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument. Capitalized terms used in this Contract Amendment No. 5 and not defined herein are used with the meanings ascribed to them in the 2008 Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ViewRay Incorporated

Place, Date:

Oakwood, OH, USA, 30 May 2012

Name: Greg Ayers, M.D. Ph.D.

Title: Chief Executive Officer

Siemens AG.,

Healthcare Sector

Place, Date:

Erlangen, 04.05.12	Erlangen, 9.5.12

/s/ I.V. Zindel	/s/Holger Liebel

Name:	Name:

Dr. Christoph Zindel	Holger Liebel
(Print)	(Print)

Title:	Title:
VP Marketing MR	CFO Magnetic Resonance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Valid from 1.01.2011 to 1.01.2013

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[***] Two pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.